 UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
Amendment No. 1

 CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): August 1, 2018

 WORKDAY, INC.
(Exact name of Registrant as specified in its charter)

Delaware	001-35680	20-2480422
(State or other jurisdiction of incorporation)	(Commission File Number)	(I. R. S. Employer Identification No.)
6110 Stoneridge Mall Road
Pleasanton, California 94588
(Address of principal executive offices)
Registrant’s telephone number, including area code: (925) 951-9000
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note
Workday, Inc. (the “Company”) filed a Current Report on Form 8-K (the “Original Form 8-K”) with the Securities and Exchange Commission on August 1, 2018 announcing the closing of its acquisition of Adaptive Insights, Inc. (“Adaptive Insights”). This Amendment to the Original Form 8-K (“Amendment No. 1”) is being filed solely to amend and supplement the Original Form 8-K to include the historical audited consolidated financial statements of Adaptive Insights, the unaudited condensed consolidated financial statements of Adaptive Insights, and the unaudited pro forma condensed combined financial information. The disclosures and exhibits included in the Original Form 8-K otherwise remain unchanged.

Item 9.01 Financial Statements and Exhibits

(a) Financial Statements of Business Acquired
The audited consolidated financial statements of Adaptive Insights as of and for the fiscal year ended January 31, 2018, as well as the accompanying notes and independent auditors’ report are filed as Exhibit 99.1 and are incorporated by reference herein.
The unaudited condensed consolidated financial statements of Adaptive Insights as of and for the three months ended April 30, 2018, as well as the accompanying notes are filed as Exhibit 99.2 and are incorporated by reference herein.

(b) Pro Forma Financial Information
The Company’s unaudited pro forma condensed combined balance sheet as of April 30, 2018, the unaudited pro forma condensed combined statements of operations for the three months ended April 30, 2018 and for the fiscal year ended January 31, 2018, as well as the accompanying notes are filed as Exhibit 99.3 and are incorporated by reference herein.

(d) Exhibits

Exhibit No.	Description
23.1	Consent of Independent Registered Public Accounting Firm
99.1	Audited Consolidated Financial Statements of Adaptive Insights as of and for the fiscal year ended January 31, 2018
99.2	Unaudited Condensed Consolidated Financial Statements of Adaptive Insights as of and for the three months ended April 30, 2018
99.3	Unaudited Pro Forma Condensed Combined Financial Information

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 15, 2018	Workday, Inc.

/s/ Robynne D. Sisco
Robynne D. Sisco
Co-President and Chief Financial Officer